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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  July 24, 1998



                            METRO-GOLDWYN-MAYER INC.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                            1-13481                           95-4605850
(State or Other Jurisdiction of        (Commission File Number)        (IRS Employer Identification
        Incorporation)                                                              No.)

        2500 Broadway Street                               90404
      Santa Monica, California                           (Zip Code)
(Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (310) 449-3000

                                      None
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

     On July 24, 1998, Metro-Goldwyn-Mayer Inc. issued the press release attached hereto as Exhibit 20.1 which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     The following exhibit is filed with this report on Form 8-K:


Exhibit No.            Description
-----------            -----------
20.1                   Press Release of Metro-Goldwyn-Mayer Inc., dated July
                       24, 1998.

                                       2
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       METRO-GOLDWYN-MAYER INC.



Dated:  July 24, 1998                  By:  /s/  Daniel Taylor
                                           _______________________________
                                           Daniel Taylor,
                                           Senior Executive Vice President and
                                           Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.            Description
-----------            -----------
20.1                   Press Release of Metro-Goldwyn-Mayer Inc., dated July
                       24, 1998.

                                       4